COREFUNDS, INC.

   SUPPLEMENT DATED FEBRUARY 17, 1998 TO THE PROSPECTUS DATED NOVEMBER 1, 1997

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.


The investment adviser of CoreFunds, Inc. (the "Company"), CoreStates Investment Advisers, Inc. ("CSIA"), is a wholly-owned subsidiary of CoreStates Bank, N.A., which is itself a wholly-owned subsidiary of CoreStates Financial Corp. On November 18, 1997, the First Union Corporation announced its intention to merge with CoreStates Financial Corp. The merger is subject to shareholder and regulatory approvals and is expected to be completed in April, 1998.

The foregoing transaction will constitute an "assignment" under the Investment Company Act of 1940 of the existing investment advisory agreement between CSIA and the Company and the subadvisory agreements between CSIA and Aberdeen Fund Managers Inc., Analytic o TSA International, Inc., and Martin Currie, Inc., which will result in the automatic termination of the investment advisory and subadvisory agreements. A shareholder meeting will be called at which the shareholders of the Company will consider certain interim investment advisory arrangements and certain proposed fund reorganizations. A proxy statement describing these matters will be sent to shareholders of the Company in connection with this transaction.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.